UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

PAXSON COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788

(State or other jurisdiction of incorporation	(Commission File Number)	IRS Employer Identification No.

601 Clearwater Park Road, West Palm Beach, FL 33401-6233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 659-4122

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

The following item is furnished as an Exhibit to this Report:

     99.1 Press release dated March 15, 2004 announcing that the Registrant will be restating its financial results for prior years in order to correct the Registrant’s 1997, 1998, 1999 and 2000 purchase accounting for stock acquisitions.

ITEM 9. REGULATION FD DISCLOSURE

     On March 15, 2004, the Registrant announced that it will be restating its financial results for prior years in order to correct the Registrant’s 1997, 1998, 1999 and 2000 purchase accounting for stock acquisitions. Additionally, the Registrant will be filing with the Securities and Exchange Commission a notification of late filing with respect to its annual report on Form 10-K for the year ended December 31, 2003, as the Registrant has not completed the financial statements required to be filed with its Form 10-K. The Registrant has furnished the press release announcing these events as Exhibit 99-1 to this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAXSON COMMUNICATIONS CORPORATION (Registrant)
By:	/s/ Thomas E. Severson, Jr.
Thomas E. Severson, Jr.
Senior Vice President and Chief Financial Officer

Date: March 15, 2004

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